                                                                   EXHIBIT 10.23


                    ASSIGNMENT AND ASSUMPTION OF REAL ESTATE
                           SALE AND PURCHASE AGREEMENT

         This Assignment and Assumption of Real Estate Sale and Purchase Agreement (this "Assignment") is made and entered into as of the 24th day of June, 2002, by and between RONALD A. POTTS, an individual and resident of the State of Florida ("Assignor") and OASIS TOWNSEND, LLC, a Tennessee limited liability company ("Assignee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         For and in consideration of Ten and 00/100 Dollars ($10.00), the terms and conditions of this Assignment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, set over and convey to Assignee all of Assignor's right, title, interest, powers, privileges and benefit in and to that certain Real Estate Sale and Purchase Agreement dated April 16, 2002, by and between Assignor, as "Purchaser," and Charles B. Hicks, an individual and resident of the State of Tennessee, as "Seller", as amended by that certain Amendment to Real Estate Purchase and Sale Agreements dated April 16, 2002, as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of April 23, 2002, and as further amended by that certain Third Amendment to Sale and Purchase Agreement dated June 24, 2002 (as amended, the "Contract"), and all of Assignor's right, title and interest in and to all Earnest Money (if any) deposited in connection with the Contract, and Assignee does hereby accept all of the right, title, interest, powers, privileges and benefits of Assignor in and to the Contract and said Earnest Money and hereby assumes and agrees to perform, discharge and fulfill all of the duties and obligations of Assignor under the Contract.

         IN WITNESS WHEREOF, Assignor and Assignee hereunto set their hands and seals on the day and year first above written.


                                   ASSIGNOR:

                                   /s/ Ronald A. Potts                   (SEAL)
                                   --------------------------------------
                                   RONALD A. POTTS



                                   ASSIGNEE:

                                   OASIS TOWNSEND, LLC, a Tennessee limited liability company

                                   By: /s/ Ronald A. Potts
                                      -----------------------------------------
                                   Name:   Ronald A. Potts
                                        ---------------------------------------
                                   Title:  Authorized Representative
                                         --------------------------------------


                                                     [COMPANY SEAL]